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                                                                  EXHIBIT 10.6.1

                                 May 12, 2000


Central Garden & Pet Company
3697 Mount Diablo Boulevard
Suite 310
Lafayette, California 94549

          Re: Amendment No. 8 to Loan and Security Agreement
              ----------------------------------------------

Ladies and Gentlemen:

          Reference is made to the Loan and Security Agreement, dated as of December 17, 1997 (the "Loan Agreement") by and among Congress Financial Corporation (Western) ("Lender"), Central Garden & Pet Company ("CG&Pet"), Matthews Redwood and Nursery Supply, Inc. ("Matthews"), Four Paws Products, Ltd. ("Four Paws"), Ezell Nursery Supply, Inc. ("Ezell"), Kaytee Products Incorporated ("Kaytee"), Norcal Pottery Products, Inc. ("Norcal"), TFH Publications, Inc. ("TFH") and Wellmark International ("Wellmark", and together with CG&Pet, Matthews, Four Paws, Ezell, Kaytee, Norcal and TFH., each individually a "Borrower" and collectively, "Borrowers"), as amended by Amendment No. 1 to Loan and Security Agreement, dated June 4, 1998, Amendment No. 2 to the Loan and Security Agreement, dated September 11, 1998, Amendment No. 3 to the Loan and Security Agreement, dated as of December 30, 1998, Amendment No. 4 to the Loan and Security Agreement, dated as of June 25, 1999, Amendment No. 5 to the Loan and Security Agreement, dated as of October 29, 1999, Amendment No. 6 to the Loan and Security Agreement, dated January 14, 2000 and Amendment No. 7 to the Loan and Security Agreement, dated March 14, 2000 ("Amendment No. 7"), together with all other agreements, documents, supplements and instruments now or at any time hereafter executed and/or delivered by Borrowers or any other person, with, to or in favor of Lender in connection therewith (all of the foregoing, together with this Amendment and the agreements and instruments delivered hereunder, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

Borrowers have requested further amendments to the Loan Agreement and each of the parties to the Loan Agreement is willing to agree to such amendments, subject to the terms and conditions contained herein. By this Amendment, Lender and Borrowers intend to evidence such amendments.

          In consideration of the foregoing and the agreements and covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.   Amendments to Loan Agreement.
     ----------------------------

  (a) Section 1.34 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:
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     (i) "1.34 "Inventory Loan Limit" shall mean as to CG&Pet, the amount of
     $125,000,000, less the amount of Obligations determined by Lender to be outstanding at such time in respect of inventory loans ("Inventory Loan Limit") of the other Borrowers, as to Matthews, the amount of $10,000,000, as to Four Paws, the amount of $10,000,000, as to Ezell, the amount of $10,000,000, as to Kaytee, the amount of $10,000,000, as to TFH, the amount of $5,000,000, as to Norcal, the amount of $5,000,000, and as to Wellmark, the amount of $10,000,000."

  (b) Section 1.42 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

     1.42 "Maximum Credit" shall mean the amount of $200,000,000.

  (c) The first sentence of Section 12.1 (a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page thereof and shall continue in full force and effect for a term ending on July 12, 2002 (the "Renewal Date"), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof."

2.   Representations, Warranties and Covenants.  In addition to the continuing
     -----------------------------------------
representations, warranties and covenants heretofore or hereafter made by Borrowers to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrowers, jointly and severally hereby represent, warrant and covenant with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements);

  (a) no Event of Default exists on the date of this Amendment (after giving effect to the amendments to the Loan Agreement made by this Amendment); and

  (b) this Amendment has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

3.   Conditions Precedent.
     --------------------

  (a) The effectiveness of the amendments contained herein shall be subject to the following:

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     (i) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrowers;

     (ii) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default; and

     (iii) the receipt by Lender of the required number of consents of its participants in the Loans and the Financing Agreements to its execution and delivery of this Amendment.

  (b) Each Borrower hereby acknowledges and agrees that the Inventory and Accounts of Kaytee shall not constitute Eligible Inventory or Eligible Accounts for lending purposes under the Financing Agreements unless and until each of the following conditions has been satisfied:

     (i) Lender shall have received, in form and substance satisfactory to Lender, all consents, waivers, acknowledgments and other agreements (including, but not limited to, Intercreditor Agreements, consents, waivers, acknowledgments and other agreements in connection with the existing mortgages on the Chilton, Wisconsin and Rialto, California Real Property of Kaytee and the existing industrial revenue bond arrangements with the Chilton, Wisconsin and Cressona, Pennsylvania Real Property of Kaytee) from third persons which Lender may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral or to effectuate the provisions of this Amendment and the other Financing Agreements.

     (ii) Lender shall have received duly executed Uniform Commercial Code termination statements executed by each of Bank One, Wisconsin and Firstar Bank Wisconsin with respect to all Uniform Commercial Code financing statements filed against Kaytee by each of Bank One, Wisconsin and Firstar Bank Wisconsin.

4.   Effect of this Amendment.  This Amendment constitutes the entire agreement
     ------------------------
of the parties with respect to the subject matter hereof and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements or consents under any provisions thereof are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. Without limiting -the generality of the foregoing, the execution and delivery of this Amendment shall not be deemed, in any manner, to constitute a waiver of, or otherwise affect the obligations of Borrowers under that letter agreement with respect to Certain Post-Closing Items, dated December 17, 1997, by and among Lender and Borrowers. To the extent of conflict between the terms of this Amendment and the other Financing Agreements, the terms of this Amendment shall control.

5.   Further Assurances.  Borrowers shall execute and deliver such additional
     ------------------
documents and take such additional action as may be reasonably requested by Lender to effectuate the provisions and purposes of this Amendment.

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6.   Governing Law.  The rights and obligations hereunder of each of the parties
     -------------
hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of California (without giving effect to principles of conflicts of law).

7.   Counterparts.  This Amendment may be executed in any number of
     ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

8. Please sign in the space provided below and return a counterpart of this Amendment, whereupon this Amendment, as so agreed to and accepted, shall become a binding agreement between Borrowers and Lender.

                    Very truly yours,


                    CONGRESS FINANCIAL CORPORATION (WESTERN)



                    By: Bruce Laughton
                        -------------
                    Title: Vice President
                          ---------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

AGREED TO AND ACCEPTED:

CENTRAL GARDEN & PET COMPANY


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President & CFO
        --------------------


MATTHEWS REDWOOD AND NURSERY
SUPPLY, INC.


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------


FOUR PAWS PRODUCTS, LTD.


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------


EZELL NURSERY SUPPLY, INC.


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------



                    [SIGNATURES CONTINUED ON FOLLOWING PAGE]

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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]

KAYTEE PRODUCTS INCORPORATED


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------


TFH PUBLICATIONS, INC.


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------


NORCAL POTTERY PRODUCTS, INC.


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------


WELLMARK INTERNATIONAL


By:  /s/ Lee D. Hines, Jr.
     ---------------------

Title:  Vice President
        --------------

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